Exhibit 10.4

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (the “Agreement”), dated as of June 26, 2019 by and among Uniti Group LP (“Uniti”), CSL Capital, LLC (“CSL”), Uniti Group Finance Inc. (“UGFI” and, together with Uniti and CSL, the “2023 Issuers”) and Uniti Fiber Holdings Inc. (“UFHI” and, together with Uniti and CSL, the “2024 Issuers”; the 2023 Issuers and the 2024 Issuers are collectively referred to herein as the “Issuers”), each a limited partnership, limited liability company or corporation, as applicable, duly organized and existing under the laws Delaware and having its principal offices at 10802 Executive Center Dr., Benton Building, Suite 300, Little Rock, AR 72211-4354, Deutsche Bank Trust Company Americas, a New York State banking institution and having a corporate trust office at 60 Wall Street, 16th Floor, MS NYC60-1630, New York, New York 10005 (“Successor Trustee”) and Wells Fargo Bank, N.A., a national banking association duly organized and existing under the laws of United States of America and having a corporate trust office at 150 East 42nd Street, 40th Floor, New York, New York 10017 (“Resigning Trustee”).

RECITALS:

WHEREAS, there are currently $550,000,000.00 and $1,110,000,000.00 aggregate principal amount of the 2023 Issuers’ 6.000% Senior Secured Notes due 2023 (the “6.000% Notes”) and 8.250% Senior Notes due 2023 (the “8.250% Notes”) outstanding under indentures dated as of April 24, 2015, as amended and supplemented as of the date hereof, among the 2023 Issuers, the guarantors party thereto and the Resigning Trustee, as trustee and collateral agent, as applicable (the “2023 Indentures”), and $600,000,000.00 aggregate principal amount of the 2024 Issuers’ 7.125% Senior Notes due 2024 (the “7.125% Notes” and together with the 6.000% Notes and 8.250% Notes, the “Securities”) outstanding under the indenture dated as of December 15, 2016, as amended and supplemented as of the date hereof (the “2024 Indenture” and, together with the 2023 Indentures, the “Indentures”) among 2024 Issuers, the guarantors party thereto and the Resigning Trustee, as trustee;

WHEREAS, the Issuers appointed Resigning Trustee as the trustee (the “Trustee”), registrar (the “Registrar”), paying agent (the “Paying Agent”) and, with respect to the 6.000% Notes, collateral agent (the “Collateral Agent”) under the Indentures;

WHEREAS, Section 7.08 of the Indentures provide that the Trustee may at any time resign with respect to the Securities by giving written notice of such resignation to the Issuers, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

WHEREAS, Section 7.08 of the Indentures provides that, if the Trustee shall resign, the Issuers shall promptly appoint a successor Trustee;

WHEREAS, Section 10.03(g) of the Indenture governing the 6.000% Notes (the “Secured Notes Indenture”) provides that the Collateral Agent may resign at any time by notice to the Trustee and the 2023 Issuers, effective upon the acceptance of a successor agent to its appointment as Collateral Agent;

WHEREAS, Section 10.03(g) of the Secured Notes Indenture provides that if the Collateral Agent shall resign, the 2023 Issuers shall appoint a successor Collateral Agent;

WHEREAS, Section 7.08 of the Indentures provide that any successor Trustee appointed in accordance with the Indentures shall execute, acknowledge and deliver to the Issuers and to their predecessor Trustee an instrument accepting such appointment under each Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;

WHEREAS, Section 10.03(g) of the Secured Notes Indenture provides that upon the acceptance of its appointment as successor Collateral Agent under the Secured Notes Indenture, such successor Collateral Agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent, and the term “Collateral Agent” shall mean such successor collateral agent, and the retiring Collateral Agent’s appointment, powers and duties as the Collateral Agent shall be terminated;

WHEREAS, the Resigning Trustee has given written notice to the Issuers that it is resigning as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures;

WHEREAS, the Issuers desire to appoint Successor Trustee as successor Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, to succeed Resigning Trustee in such capacities, as applicable, under the Indentures; and

2

WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures;

NOW, THEREFORE, the Issuers, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

THE RESIGNING TRUSTEE

1.1Pursuant to Section 7.08 of the Indentures, Resigning Trustee has by letter notified the Issuers that Resigning Trustee is resigning as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures.

1.2Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a)	Each Indenture, and each amendment and supplemental indenture thereto, if any, was validly and lawfully executed and delivered by the Resigning Trustee and is in full force and effect.
(b)

No covenant or condition contained in any Indenture has been waived by Resigning Trustee or, to the best knowledge of responsible officers of Resigning Trustee’s corporate trust department, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indentures to effect any such waiver.

(c)

To the best knowledge of responsible officers of Resigning Trustee’s corporate trust department, there is no action, suit or proceeding pending or  threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee under the Indentures.

(d)	As of the effective date of this Agreement, Resigning Trustee will hold no moneys or property under any Indenture.
(e)	Pursuant to Section 2.02 of the Indentures, Resigning Trustee has duly authenticated and delivered $2,260,000,000.00 aggregate principal amount of Securities, $2,260,000,000.00 of which are outstanding as of the effective date hereof and interest has been paid through the most recent date on which interest is required to be paid in accordance with the terms of such Securities.

(f)	The registers in which it has registered and transferred registered Securities accurately reflect the amount of Securities issued and outstanding and the amounts payable thereon.
(g)

Each person who so authenticated the Securities was duly elected, qualified and acting as an officer or authorized signatory of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person’s genuine signature.

(h)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
(i)

To its best knowledge, no responsible officer of the Resigning Trustee’s corporate trust department has received notice from the Issuers or any Holder that a default or Event of Default has occurred and is continuing, and no responsible officer of the Resigning Trustee’s corporate trust department has actual knowledge that a default or Event of Default has occurred and is continuing under any Indenture.

1.3Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indentures and all the rights, powers, trusts, privileges, immunities, duties and obligations of the Trustee under the Indentures, including, without limitation, all of its rights to, and all of its security interests in and liens upon, the collateral, if any, and all other rights of Resigning Trustee with respect to the collateral, if any, pursuant to the transaction documents.  Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers, trusts, privileges, immunities, duties and obligations hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable.

1.4Resigning Trustee shall deliver to Successor Trustee, as of or promptly after the effective date hereof, all of the documents listed on Exhibit A hereto, to the extent that such documents exist and are in the Resigning Trustee’s possession.

THE Issuers

2.1The Issuers hereby accept the resignation of Resigning Trustee as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures.

2.2Each Issuer hereby appoints Successor Trustee as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indenture(s) to which it is a party to succeed to, and hereby vests Successor Trustee with, all the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee under such Indenture(s) with like effect as if originally named as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, in such Indenture(s).

2.3The Issuers, severally and not jointly, hereby represent and warrant to Resigning Trustee and Successor Trustee that:

(a)	Each Issuer is a limited partnership, limited liability company or corporation, as applicable, duly and validly organized and existing pursuant to the laws of the State of Delaware.
(b)

Each Indenture, and each amendment or supplemental indenture thereto, was validly and lawfully executed and delivered by the Issuers party thereto and is in full force and effect and the Securities were validly issued by the applicable Issuers.

(c)

Each Issuer has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the applicable Indenture(s).

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Indenture(s) to which it is a party.
(e)

No covenant or condition contained in the Indentures has been waived by the Issuers party thereto or, to the best of each such Issuer’s knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f)

There is no action, suit or proceeding pending or, to the best of the each Issuer’s knowledge, threatened against such Issuer before any court or any governmental authority arising out of any act or omission of such Issuer under the Indenture(s) to which it is a party.

(g)	This Agreement has been duly authorized, executed and delivered on behalf of each Issuer and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
(h)

All conditions precedent relating to the appointment of Deutsche Bank Trust Company Americas as successor Trustee and Collateral Agent, as applicable, under the Indentures have been complied with by the applicable Issuers.

(i)	No Issuer has appointed any paying agents under the Indenture(s) to which it is a party other than the Resigning Trustee.

THE SUCCESSOR TRUSTEE

3.1Successor Trustee hereby represents and warrants to Resigning Trustee and to the Issuers that:

(a)	Successor Trustee is eligible to act as Trustee under the provisions of the Indentures.
(b)	Successor Trustee is eligible to act as Collateral Agent under the provisions of the Secured Notes Indenture.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3.2Successor Trustee hereby accepts its appointment as successor Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures and accepts the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under the Indentures.

3.3References in the Indentures to “Principal Office,” “Corporate Trust Office of the Trustee” or other similar terms shall be deemed to refer to the designated corporate trust office of Successor Trustee, which is presently located at 60 Wall Street, 16th Floor, MS NYC60-1630, New York, New York 10005.

NOTICES

4.1Promptly after the effective date of this Agreement, the Successor Trustee, in the Issuers’ names and at their expense, shall transmit notices of the Successor’s Trustee’s succession to the Holders of the Securities, in the forms of Exhibit B annexed hereto, in accordance with the provisions of Section 7.08 of the Indentures.

MISCELLANEOUS

5.1Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indentures shall have the meanings assigned to them in the Indentures.

5.2This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of July 8, 2019.

5.3This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which Resigning Trustee may have incurred in connection with its serving as Trustee, Paying Agent, Registrar or Collateral Agent, as applicable, under the Indentures or an assumption by Successor Trustee of any liability of Resigning Trustee arising out of a breach by Resigning Trustee prior to its resignation of its duties under the Indentures.

5.4Resigning Trustee hereby acknowledges payment or provision for payment in full by the Issuers of compensation for all services rendered by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, under Section 7.07 of the Indentures and reimbursement in full by the Issuers of the expenses, disbursements and advances incurred or made by Resigning Trustee in its capacity as Trustee, Registrar, Paying Agent and Collateral Agent, as applicable, in accordance with the provisions of the Indentures.  Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 7.07 of the Indentures.  This Agreement does not constitute a waiver or assignment by the Resigning Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indentures.  Each Issuer acknowledges its obligation set forth in Section 7.07 of the Indenture(s) to which it is a party to indemnify Resigning Trustee for, and to hold Resigning Trustee harmless against, any loss, liability or expense incurred without willful misconduct or negligence on the part of Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Indentures (which obligation shall survive the execution hereof).

5.5The parties hereto agree to take reasonable action to confirm, evidence and perfect Successor Trustee’s rights in, or with respect to, the collateral, if any, pursuant to the transaction documents.

5.6This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

5.7This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement and signature pages for all purposes.

5.8The Issuers acknowledge that, in accordance with Section 326 of the USA Patriot Act, Successor Trustee, in order to help fight the funding of terrorism and prevent money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Successor Trustee.  The Issuers agree that it will provide Successor Trustee with such information as it may request in order for Successor Trustee to satisfy the requirements of the USA Patriot Act.

5.9This Agreement sets forth the entire agreement of the parties with respect to its subject matter, and supersedes and replaces any and all prior contemporaneous warranties, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement other than those contained in this Agreement.

5.10Neither the Resigning Trustee, nor the Successor Trustee shall incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Resigning Trustee or the Successor Trustee (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

5.11The Issuers, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed counterpart of this Agreement and the effectiveness thereof.

5.12Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, as set forth below:

If to the Issuers:

c/o Uniti Group Inc.
10802 Executive Center Drive,

Benton Building Suite 300,

Little Rock, AR 72211

Attention: General Counsel

Fax No.: (501) 537-0769

If to Resigning Trustee:

Wells Fargo Bank, N.A.

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Raymond Delli Colli

Facsimile:  (917) 260-1593

Email: Raymond.dellicolli@wellsfargo.com

If to Successor Trustee:

Deutsche Trust Company Americas

60 Wall Street, 16th Floor

MS NYC60-1630

New York, New York 10005

Attn: Corporates Team, Uniti Group and CSL Capital

Facsimile: (732) 578-4635

[Signature pages to follow]

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed, all as of the day and year first above written.

Uniti Group LP
By: Uniti Group Inc., as its general partner

By: /s/ Daniel L. Heard
Name: Daniel L. Heard Title: Executive Vice President – General Counsel and Secretary

CSL Capital, LLC

By: /s/ Daniel L. Heard
Name: Daniel L. Heard Title: Executive Vice President – General Counsel and Secretary

Uniti Group Finance Inc.

By: /s/ Daniel L. Heard
Name: Daniel L. Heard Title: Executive Vice President – General Counsel and Secretary

Uniti Fiber Holdings Inc.

By: /s/ Daniel L. Heard
Name: Daniel L. Heard Title: Executive Vice President – General Counsel and Secretary

Wells Fargo Bank, N.A.
as Resigning Trustee

By: /s/ Raymond Delli Colli
Name: Raymond Delli Colli Title: Vice President

[Signature Page to Agreement of Resignation, Appointment and Acceptance]

Deutsche Bank Trust Company Americas, as Successor Trustee

By: /s/ Robert S. Peschler
Name: Robert S. Peschler Title: Vice President
By: /s/ Bridgette Casasnovas
Name: Bridgette Casasnovas Title: Vice President

[Signature Page to Agreement of Resignation, Appointment and Acceptance]

EXHIBIT A

Documents to be delivered to Successor Trustee

1.	Executed copy of each Indenture and each amendment and supplemental indenture thereto.
2.	File of closing documents from initial issuance.
3.	Collateral, if any, and related documents.
4.	Originals of all global notes required to be held by it as custodian for the Depository Trust Company.
5.	A copy of the most recent compliance certificate delivered pursuant to Section 4.04 of the Indentures.
6.

Certified list of Holders, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

7.	Filed, stamped copies of all existing financing statements.

EXHIBIT B

Uniti Group LP, Uniti Group Finance Inc. and CSL Capital, LLC

NOTICE

To the Holders of the 8.250% Senior Notes due 2023 of
Uniti Group LP, Uniti Group Finance Inc. and CSL Capital, LLC
(CUSIP No. 20341W AD7)*

NOTICE IS HEREBY GIVEN, pursuant to Section 7.08 of the Indenture, dated as of April 24, 2015 (as amended and supplemented through the date hereof, the “Indenture”), by and among Uniti Group LP, a Delaware limited partnership (“Uniti”), Uniti Group Finance Inc., a Delaware corporation (“Uniti Finance”), and CSL Capital, LLC, a Delaware limited liability company (“CSL Capital” and, together with Uniti and Uniti Finance, the “Issuers”), the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, that Wells Fargo Bank, National Association has resigned as trustee, registrar and paying agent under the Indenture.

Pursuant to Section 7.08 of the Indenture, Deutsche Bank Trust Company Americas, a New York State banking institution, has accepted appointment as trustee, registrar and paying agent under the Indenture.  The address of the designated corporate trust office of the successor Trustee (including for purposes of Section 12.01 of the Indenture) is 60 Wall Street, 16th Floor, MS NYC60-1630, New York, New York 10005, Attn: Corporates Team, Uniti Group and CSL Capital, Facsimile: (732) 578-4635.

Wells Fargo Bank, National Association’s resignation as trustee, registrar and paying agent and Deutsche Bank Trust Company Americas’ appointment as successor trustee, registrar and paying agent were effective as of July 8, 2019.

* * * * *

Dated:	July __, 2019

* No representation is made as to the accuracy or correctness of CUSIP Nos.

Uniti Group LP, Uniti Group Finance Inc. and CSL Capital, LLC

NOTICE

To the Holders of the 6.000% Senior Secured Notes due 2023 of
Uniti Group LP, Uniti Group Finance Inc. and CSL Capital, LLC
(CUSIP Nos. 20341W AA3, U20316 AA0 and U20316 AC6)*

NOTICE IS HEREBY GIVEN, pursuant to Sections 7.08 and 10.03 of the Indenture, dated as of April 24, 2015 (as amended and supplemented through the date hereof, the “Indenture”), by and among Uniti Group LP, a Delaware limited partnership (“Uniti”), Uniti Group Finance Inc., a Delaware corporation (“Uniti Finance”), and CSL Capital, LLC, a Delaware limited liability company (“CSL Capital” and, together with Uniti and Uniti Finance, the “Issuers”), the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent, that Wells Fargo Bank, National Association has resigned as trustee, registrar, paying agent and collateral agent under the Indenture.

Pursuant to Sections 7.08 and 10.03 of the Indenture, Deutsche Bank Trust Company Americas, a New York State banking institution, has accepted appointment as trustee, registrar, paying agent and collateral agent under the Indenture.  The address of the designated corporate trust office of the successor Trustee and the successor Collateral Agent (including for purposes of Section 13.01 of the Indenture) is 60 Wall Street, 16th Floor, MS NYC60-1630, New York, New York 10005, Attn: Corporates Team, Uniti Group and CSL Capital, Facsimile: (732) 578-4635.

Wells Fargo Bank, National Association’s resignation as trustee, registrar, paying agent and collateral agent and Deutsche Bank Trust Company Americas’ appointment as successor trustee, registrar, paying agent and collateral agent were effective as of July 8, 2019.

* * * * *

Dated:	July __, 2019

* No representation is made as to the accuracy or correctness of CUSIP Nos.

Uniti Group LP, Uniti Fiber Holdings Inc. and CSL Capital, LLC

NOTICE

To the Holders of the 7.125% Senior Notes due 2024 of
Uniti Group LP, Uniti Fiber Holdings Inc. and CSL Capital, LLC
(CUSIP Nos. 20341W AE5 and U20316 AD4)*

NOTICE IS HEREBY GIVEN, pursuant to Section 7.08 of the Indenture, dated as of December 15, 2016 (as amended and supplemented through the date hereof, the “Indenture”), by and among Uniti Group LP, a Delaware limited partnership (“Uniti”), Uniti Fiber Holdings Inc., a Delaware corporation (“Uniti Fiber”), and CSL Capital, LLC, a Delaware limited liability company (“CSL Capital” and, together with Uniti and Uniti Fiber, the “Issuers”), the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, that Wells Fargo Bank, National Association has resigned as trustee, registrar and paying agent under the Indenture.

Pursuant to Section 7.08 of the Indenture, Deutsche Bank Trust Company Americas, a New York State banking institution, has accepted appointment as trustee, registrar and paying agent under the Indenture.  The address of the designated corporate trust office of the successor Trustee (including for purposes of Section 12.01 of the Indenture) is 60 Wall Street, 16th Floor, MS NYC60-1630, New York, New York 10005, Attn: Corporates Team, Uniti Group and CSL Capital, Facsimile: (732) 578-4635.

Wells Fargo Bank, National Association’s resignation as trustee, registrar and paying agent and Deutsche Bank Trust Company Americas’ appointment as successor trustee, registrar and paying agent were effective as of July 8, 2019.

* * * * *

Dated:	July __, 2019

* No representation is made as to the accuracy or correctness of CUSIP Nos.